UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2017

Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	000-03683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At Trustmark's Annual Meeting held on April 25, 2017, four proposals were submitted to Trustmark's shareholders, which are described in detail in Trustmark’s Proxy Statement.  The final results for the votes regarding the proposals are set forth below.

Proposal #1:  Election of directors.

Trustmark’s shareholders elected the fourteen directors named below to serve until the 2018 annual shareholders’ meeting or until their successors have been elected and qualified.  The votes cast for each of the fourteen directors, who constitute the entire Board of Directors of Trustmark following the meeting, are set forth below:

	For	Withheld	Broker Non-Votes
Adolphus B. Baker	43,226,162	93,617	11,214,859
William A. Brown	43,239,714	80,065	11,214,859
James N. Compton	43,236,132	83,647	11,214,859
Tracy T. Conerly	43,239,604	80,175	11,214,859
Toni D. Cooley	43,232,813	86,966	11,214,859
J. Clay Hayes, Jr., M.D.	43,228,855	90,924	11,214,859
Gerard R. Host	42,592,961	726,818	11,214,859
John M. McCullouch	42,563,629	756,150	11,214,859
Harris V. Morrissette	43,241,154	78,625	11,214,859
Richard H. Puckett	42,554,876	764,903	11,214,859
R. Michael Summerford	42,588,112	731,667	11,214,859
Harry M. Walker	43,232,386	87,393	11,214,859
LeRoy G. Walker, Jr.	43,234,344	85,435	11,214,859
William G. Yates III	42,248,913	1,070,866	11,214,859

Proposal #2:   Advisory vote to approve executive compensation.

Trustmark’s shareholders approved, on an advisory basis, the compensation of Trustmark’s executive officers as disclosed in the Proxy Statement.  The votes regarding Proposal #2 were as follows:

For	Against	Abstentions	Broker Non-Votes
42,816,153	350,117	153,509	11,214,859

Proposal #3:   Advisory vote on the frequency of advisory votes on Trustmark’s executive compensation.

Trustmark’s shareholders approved that the advisory vote on the frequency of Trustmark’s executive compensation occur every year.  The votes regarding Proposal #3 were as follows:

1 Year	2 Years	3 Years	Abstain
30,275,661	147,590	12,615,709	280,819

Proposal #4:   Ratification of the selection of Crowe Horwath LLP.

Trustmark’s shareholders ratified the selection of Crowe Horwath LLP as Trustmark’s independent auditors for the fiscal year ending December 31, 2017.  The votes regarding Proposal #4 were as follows:

For	Against	Abstentions
54,412,089	53,697	68,852

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer and Principal Financial Officer

DATE:	April 27, 2017